Exhibit 99.1

FOR IMMEDIATE RELEASE May 1, 2007 Investor Contact: Mark Barnett 614-677-5331 Media Contact: Erica Lewis 614- 249-0184

Nationwide Financial completes acquisition of NWD Investment Management

Gartmore Funds now known as Nationwide FundsSM

COLUMBUS, Ohio — Nationwide Financial Services, Inc. (NYSE: NFS) today announced that it has completed the acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Starting today, the Gartmore Funds will be known as the Nationwide Funds to better align with the Nationwide brand.

Nationwide Financial purchased the business for $240.2 million in cash, subject to an adjustment based on the final April 30, 2007 balance sheet.

“Mutual funds are a strategic complement to our existing businesses and an important step in our efforts to become a more comprehensive provider of financial services products,” said Mark Thresher, president and chief operating officer.

“The ability to offer Nationwide Funds is a natural extension of our core capabilities, and will improve the competitiveness and profitability of Nationwide Financial products. These new capabilities will ultimately strengthen our ability to help consumers prepare for and live in retirement, while returning value to our shareholders through enhanced opportunities for growth,” Thresher added.

The operations, now known as Nationwide Funds Group, will remain in the Philadelphia area and will receive additional support from Columbus-based associates. John H. Grady will continue to lead the organization and will be named to the newly created position of senior vice president of investment offerings for Nationwide Financial, reporting to Thresher. Grady also will continue to serve as president and chief executive officer of the newly branded Nationwide Funds.

The operations being purchased by Nationwide Financial manage approximately $30 billion of mutual fund assets, of which approximately $23 billion is sub-advised by third parties. Nationwide Financial plans to transition all of the operation’s retained assets to a sub-advised platform.

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Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220

The transaction does not include NWD Investment Management’s institutional asset management businesses, which are composed of Morley Financial Services, Inc. (formerly Gartmore Morley Financial Services, Inc.); NorthPointe Capital, LLC; Riverview Alternative Investment Advisors, LLC (formerly Gartmore Riverview, LLC); and Nationwide Separate Accounts, LLC (formerly Gartmore Separate Accounts, LLC).

As part of the transaction, Nationwide Financial acquired Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust), which acts as investment adviser to two affiliated mutual fund complexes: Nationwide Mutual Funds (formerly Gartmore Mutual Funds) and Nationwide Variable Insurance Trust (formerly Gartmore Variable Insurance Trust).

The transaction is expected to be modestly accretive to Nationwide Financial during 2007.

Forward-Looking Information

The information included herein contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Nationwide Financial Services, Inc. and subsidiaries (NFS or collectively, the Company). These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) change in Nationwide Corporation’s control of the Company through its beneficial ownership of 94.4% of the combined voting power of all the outstanding common stock and 62.9% of the economic interest in the Company; (ii) the Company’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the Company’s subsidiaries to pay such dividends; (iii) the potential impact on the Company’s reported net income and related disclosures that could result from the adoption of certain accounting and/or financial reporting standards issued by the Financial Accounting Standards Board, the SEC or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments, and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of deferred policy acquisition costs (DAC) and/or value of business acquired (VOBA), reduction in separate account assets or a reduction in the demand for the Company’s products; (xi) reduction in the value of the Company’s investment portfolio as a result of changes in interest rates and yields in the market as well as geopolitical conditions and the impact of political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in the Company’s investment portfolio specifically; (xii) general economic and business conditions which are less favorable than expected; (xiii) competitive, regulatory or tax changes that affect the cost of, or demand for, the Company’s products; (xiv) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xvi) deviations from assumptions regarding future persistency, mortality (including as a result of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing the Company’s products; (xvii) adverse litigation results and/or resolution of litigation and/or arbitration or investigation results that could result in monetary damages or impact the manner in which the Company conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect the Company’s customers’ confidential information.

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Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220

About Nationwide Financial

Nationwide Financial Services, Inc. (NYSE: NFS), a publicly traded company based in Columbus, Ohio, provides a variety of financial services that help consumers invest and protect their long-term assets, and offers retirement plans and services through both public- and private-sector employers.1

It’s part of the Nationwide group of companies, which offers diversified insurance and financial services. The group is led by Nationwide Mutual Insurance Company, which is ranked No. 104 on the Fortune 500 based on 2006 revenue.2 For more information, visit www.nationwide.com.

Nationwide, Nationwide Financial, Nationwide Funds and the Nationwide Framemark are federally registered service marks of Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

[1]	Nationwide Investment Services Corporation, member NASD. In MI only: Nationwide Investment Svcs. Corporation.
[2]	Fortune Magazine, April 2007

Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220